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                                                                    EXHIBIT 23.6

March 7, 2003

Devon Energy Corporation
20 North Broadway
Oklahoma City, Oklahoma
U.S.A. 73102-8260




                      CONSENT OF AJM PETROLEUM CONSULTANTS


We consent to the reference in this Registration Statement of Devon Energy Corporation on Form S-4 to our firm name and to our appraisal report relating to Canadian reserves for Devon Energy Corporation as of December 31, 2002, incorporated herein by reference.


                                     AJM PETROLEUM CONSULTANTS

                                     By:  /s/ ROBIN G. BERTRAM
                                          ----------------------------------
                                     Name:  Robin G. Bertram, P. Eng.
                                     Title: Vice President, Engineering